EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Genio Group, Inc. (the "Company") for the three months ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven
A. Horowitz, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2007                 /s/ Steven A. Horowitz
                                        ----------------------
                                        Chief Executive Officer and
                                        Chief Financial Officer